UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 7, 2013

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter

Indiana
(State or Other Jurisdiction of Incorporation

0-9143	35-1150732
(Commission File Number)	(I.R.S. Employer Identification Number)

One Technology Way
Indianapolis, Indiana	46268
(Address of principal executive offices)	(Zip code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition

On June 7, 2013, Hurco Companies, Inc. (the "Registrant") reported its results of operations for the second quarter ended April 30, 2013. The Registrant's earnings release for the period is attached as Exhibit 99 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 2.02 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

99	Press Release dated June 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2013

HURCO COMPANIES, INC

By:	/s/John G. Oblazney
John G. Oblazney
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99	Press Release of Hurco Companies, Inc. dated June 7, 2013.